SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004 (July 28, 2004)


                           Newcastle Investment Corp.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Maryland                      001-31458                    81-0559116
----------------           -------------------------      ---------------------
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


   1251 Avenue of the Americas, 16th Floor, New York, NY             10020
   -----------------------------------------------------          -----------
         (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2004, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended June 30, 2004. A copy of the related press release is attached hereto as Exhibit 99.1.

            The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEWCASTLE INVESTMENT CORP.
                                               (Registrant)


Date: July 30, 2004                            By:  /s/ Randal A. Nardone
                                                  --------------------------
                                                   Name:  Randal A. Nardone
                                                   Title: Secretary
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                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press Release, dated July 28, 2004, issued by
                        Newcastle Investment Corp.